Innovator Laddered Allocation Buffer ETF
Schedule of Investments
January 31, 2025 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Innovator U.S. Equity Buffer ETF - January (a)(b)	361,769	$17,676,033
Innovator U.S. Equity Buffer ETF - February (a)(b)(c)	401,552	17,475,543
Innovator U.S. Equity Buffer ETF - March (a)(b)	373,892	17,617,791
Innovator U.S. Equity Buffer ETF - April (a)(b)	388,011	17,569,526
Innovator U.S. Equity Buffer ETF - May (a)(b)	427,204	17,497,806
Innovator U.S. Equity Buffer ETF - June (a)(b)	413,819	17,503,757
Innovator U.S. Equity Buffer ETF - July (a)(b)	385,103	17,506,782
Innovator U.S. Equity Buffer ETF - August (a)(b)	393,615	17,497,368
Innovator U.S. Equity Buffer ETF - September (a)(b)	399,660	17,461,145
Innovator U.S. Equity Buffer ETF - October (a)(b)(c)	396,595	17,465,489
Innovator U.S. Equity Buffer ETF - November (a)(b)	442,806	17,724,019
Innovator U.S. Equity Buffer ETF -December (a)(b)	391,548	17,207,243
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $183,916,168)		210,202,502

SHORT-TERM INVESTMENTS - 0.3%		Value
Investments Purchased with Proceeds from Securities Lending - 0.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (d)	607,750	607,750
TOTAL SHORT-TERM INVESTMENTS (Cost $607,750)		607,750

TOTAL INVESTMENTS - 100.2% (Cost $184,523,918)		210,810,252
Money Market Deposit Account - 0.1% (e)		220,869
Liabilities in Excess of Other Assets - (0.3)%		(621,529)
TOTAL NET ASSETS - 100.0%		$210,409,592
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $593,635 which represented 0.3% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Innovator Laddered Allocation Buffer ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$210,202,502	$–	$–	$210,202,502
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	607,750
Total Investments	$210,202,502	$–	$–	$210,810,252

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $607,750 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of January 31, 2025
(% of Net Assets)

Affiliated Exchange Traded Funds	$210,202,502	99.9%
Investments Purchased with Proceeds from Securities Lending	607,750	0.3
Money Market Deposit Account	220,869	0.1
Liabilities in Excess of Other Assets	(621,529)	(0.3)
	210,409,592	100.0%

Transactions with Affiliates

BUFB has the following transactions during the period ended January 31, 2025 with affiliated companies:
					Period Ended January 31, 2025
Security Name	Value as of November 1, 2024	Purchases	Sales	Value as of Jaunary 31, 2025	Share Balance	Dividend Income	Net Realized Gain (Loss) on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)
Innovator U.S. Equity Buffer ETF - January	$13,724,292	$3,460,985	$201,748	$17,676,033	361,769	$-	$59,779	$632,725
Innovator U.S. Equity Buffer ETF - February	13,714,929	3,442,709	201,567	17,475,543	401,552	-	59,709	459,763
Innovator U.S. Equity Buffer ETF - March	13,638,121	3,453,869	201,828	17,617,791	373,892	-	60,336	667,293
Innovator U.S. Equity Buffer ETF - April	13,618,427	3,450,870	201,656	17,569,526	388,011	-	59,875	642,010
Innovator U.S. Equity Buffer ETF - May	13,675,997	3,442,597	201,408	17,497,806	427,204	-	53,973	526,647
Innovator U.S. Equity Buffer ETF - June	13,642,207	3,440,685	201,200	17,503,757	413,819	-	50,917	571,148
Innovator U.S. Equity Buffer ETF - July	13,592,854	3,443,591	201,532	17,506,782	385,103	-	60,798	611,071
Innovator U.S. Equity Buffer ETF - August	13,619,704	3,440,640	201,262	17,497,368	393,615	-	61,876	576,410
Innovator U.S. Equity Buffer ETF - September	13,616,760	3,439,112	201,104	17,461,145	399,660	-	57,570	548,807
Innovator U.S. Equity Buffer ETF - October	13,601,877	3,438,700	201,282	17,465,489	396,595	-	52,950	573,244
Innovator U.S. Equity Buffer ETF - November	13,797,068	3,486,899	203,914	17,724,019	442,806	-	48,002	595,964
Innovator U.S. Equity Buffer ETF - December	13,772,432	3,398,528	199,424	17,207,243	391,548	-	51,711	183,996
Total				$210,202,502			$677,496	$6,589,078